UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

Hansen Natural Corporation

(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

0-18761                            39-1679918

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(Commission File Number) (IRS Employer Identification No.)

1010 Railroad Street

Corona, California 92882

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(Address of principal executive offices and zip code)

(951) 739 - 6200

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On November 9, 2005, Hansen Natural Corporation (“Hansen”) issued a press release relating to its financial results for the third quarter ended September 30, 2005, a copy of which is furnished as Exhibits 99.1 hereto. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Hansen’s Quarterly Report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit 99.1 Press Release dated November 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Natural Corporation

Date: November 9, 2005	/s/Hilton H. Schlosberg

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Hilton H. Schlosberg

Vice Chairman of the Board of Directors,

President and Chief Financial Officer